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                                                                   Exhibit 23

                           AMOCO FOAM PRODUCTS COMPANY

                                 CHIPPEWA FALLS
                          HOURLY EMPLOYEE SAVINGS PLAN
                    _________________________________________

                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 33-55748 of the Amoco Foam Products Company Chippewa Falls Hourly Employee Savings Plan of our report dated May 27, 1994 appearing on page 3 of this Form 11-K.



   PRICE WATERHOUSE

   Chicago, Illinois
   May 27, 1994